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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2004 (April 22, 2004)

EVANS & SUTHERLAND COMPUTER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Utah (State or Other Jurisdiction of Incorporation)	0-8771 (Commission File Number)	87-0278175 (IRS Employer Identification No.)

600 Komas Drive, Salt Lake City, Utah (Address of Principal Executive Offices)		84108 (Zip Code)

Registrant's telephone number, including area code (801) 588-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits.

Exhibit Number	Description
99.1	Evans & Sutherland Computer Corporation Press Release, dated April 22, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

        On April 22, 2004, Evans & Sutherland Computer Corporation ("Evans & Sutherland") issued a press release announcing its financial results for the three months ended April 2, 2004. The full text of the press release issued by Evans & Sutherland on April 22, 2004, is attached hereto as Exhibit 99.1.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVANS & SUTHERLAND COMPUTER CORPORATION
Date: April 22, 2004	/s/ E. THOMAS ATCHISON E. Thomas Atchison Vice President, Chief Financial Officer and Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Evans & Sutherland Computer Corporation Press Release, dated April 22, 2004.

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURE
EXHIBIT INDEX